Exhibit 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May __, 2025 by and among SUNFLOWER BANK, N.A., as administrative agent and collateral agent for the Lenders (“Agent”), OUTDOOR HOLDING COMPANY (F/K/A AMMO, INC.), a Delaware corporation (“OHC”), OHC TECHNOLOGIES, INC. (F/K/A AMMO TECHNOLOGIES INC.), an Arizona corporation (“OHC Technologies”), ENLIGHT GROUP II, LLC, a Delaware limited liability company (“Enlight”), and OHC MUNITIONS, INC. (F/K/A AMMO MUNITIONS, INC.), a Delaware corporation (“OHC Munitions”; and together with OHC, OHC Technologies, and Enlight, individually and collectively, jointly and severally, “Borrower”).

RECITALS

Borrower and Agent are parties to that certain Loan and Security Agreement dated as of December 29, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Pursuant to the terms of the Olin Winchester Acquisition Agreement, Borrower changed the name of (a) AMMO, INC. on April 21, 2025 with the Delaware Secretary of State to OUTDOOR HOLDING COMPANY, (b) AMMO TECHNOLOGIES INC. on April 21, 2025 with the Arizona Corporate Commission to OHC TECHNOLOGIES, INC. and (c) AMMO MUNITIONS, INC. on April 21, 2025 with the Delaware Secretary of State to OHC MUNITIONS, INC. Accordingly, and subject to the terms and conditions set forth herein, Agent hereby consents to such name changes, and as of the date hereof, for all purposes under the Loan Agreement and the other Loan Documents, AMMO, INC. shall in all cases mean OUTDOOR HOLDING COMPANY, the term “Ammo” shall in all cases mean “OHC”, AMMO TECHNOLOGIES INC. shall in all cases mean OHC TECHNOLOGIES, INC., the term “Ammo Technologies” shall in all cases mean “OHC Technologies”, AMMO MUNITIONS, INC. shall in all cases mean OHC MUNITIONS, INC. and the term “Ammo Munitions” shall in all cases mean “OHC Munitions”.

2. The Loan Documents are each hereby amended wherever necessary to reflect the changes described above.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Agreement.

The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent under the Loan Agreement, as in effect prior to the date hereof.

4. Borrower represents and warrants that the Representations and Warranties contained in the Loan Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5. As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Agent, the following:

(a) this Amendment, duly executed by Borrower;

(b) a certified copy of the filed Certificate of Amendment for each of OHC, OHC Technologies and OHC Munitions;

(c) all reasonable Lender Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(d) such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

6. Each of Article 10, Article 11, Article 12 and Article 13 of the Loan Agreement are incorporated herein by reference, mutatis mutandis, as though fully set forth.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

OUTDOOR HOLDING COMPANY (F/K/A AMMO, INC.)

By:
Name:	Jared R. Smith
Title:	Chief Executive Officer

OHC TECHNOLOGIES, INC. (F/K/A AMMO TECHNOLOGIES INC.)

By:
Name:	Jared R. Smith
Title:	Chief Executive Officer

ENLIGHT GROUP II, LLC

By:
Name:	Jared R. Smith
Title:	Chief Executive Officer

OHC MUNITIONS, INC. (F/K/A AMMO MUNITIONS, INC.)

By:
Name:	Jared R. Smith
Title:	Chief Executive Officer

SUNFLOWER BANK, N.A.

By:
Name:	Mark Venable
Title:	Asset Manager

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